                              EXHIBIT 23.2
                           OWENS-ILLINOIS, INC.
                      CONSENT OF MCCARTER & ENGLISH




                                             March 29, 1994




Ladies and Gentlemen:


      We consent to the incorporation by reference in this Annual Report on Form 10-K of Owens-Illinois, Inc. and Owens-Illinois Group, Inc. for the year ended December 31, 1993, of the reference to our firm under the caption "Legal Proceedings."




                                       Very truly yours,



                                       (/s/ McCarter & English)
                                       McCarter & English